                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): February 14, 2002



                             VIROPHARMA INCORPORATED
                             -----------------------
                 (Exact name of issuer as specified in charter)



          DELAWARE                  0-021699                    23-2789550
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
     of Incorporation or              file                    Identification
        Organization)                number)                      Number)



                             405 EAGLEVIEW BOULEVARD
                            EXTON, PENNSYLVANIA 19341
                    (Address of principal executive offices)


                                 (610) 458-7300
              (Registrant's telephone number, including area code)

Item 5 - Other Events.

         As is more fully described in the attached press release that is incorporated herein by reference, on February 14, 2002, ViroPharma Incorporated reported financial results for the fourth quarter and year ended December 31, 2001.


Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         Exhibit No.                Description
         -----------                -----------

              99                    ViroPharma Incorporated Press Release dated
                                    February 14, 2002

                                   Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    VIROPHARMA INCORPORATED


Date: February 14, 2002             By: /s/ Michel de Rosen
                                       ------------------------------
                                    Michel de Rosen
                                    President and Chief Executive Officer

                                Index to Exhibits

Exhibit No.      Description
-----------      -----------

   99            ViroPharma Incorporated Press Release dated February 14, 2002